ANNUITY INVESTORS(SERVICEMARK) VARIABLE ACCOUNT B
                                       of
         ANNUITY INVESTORS LIFE INSURANCE COMPANY(REGISTERED TRADEMARK)

                     Supplement to July 15, 1997 Prospectus
                                     for the
                        Commodore Navigator(SERVICEMARK)
            Individual and Group Flexible Premium Deferred Annuities
                        Date of Supplement: July 22, 1997


Effective July 22, 1997, the information provided in the Prospectus regarding Strong Growth Fund II Fund Annual Expenses is modified by the following: Strong Capital Management, Inc., the investment advisor of the Strong Growth Fund II, has voluntarily agreed to cap the Fund's Total Fund Annual Expenses at 1.20%, allocated 1.00% to Management Fees and 0.20% to Other Expenses.

Accordingly, if the Owner surrenders his or her Contract at the end of the applicable time period, the following expenses will be charged on a $1,000 investment in the Strong Growth Fund II Sub-Account, assuming a 5% annual return on assets: 1 Year -- $98; 3 Years - $139. If the Owner does not surrender his or her Contract, or if it is annuitized, the following expenses would be charged on a $1,000 investment in the Strong Growth Fund II Sub-Account, at the end of the applicable time period, assuming a 5% annual return on assets: 1 Year -- $28; 3 Years -- $89.

The Advisor has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.

A supplement to the Strong Growth Fund II Prospectus, which is reprinted in the Commodore Navigator(SERVICEMARK) Prospectus, is being provided separately.

               Please retain this supplement for future reference.







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